Back to Form 8-K
Exhibit 10.4

APPENDIX X
[Amendment Number 2]

Agency Code 12000   Contract No. C020454
Period 5/1/06-9/30/08   Funding Amount for Period Based on approved capitation rates

This is an AGREEMENT between THE STATE OF NEW YORK, acting by and through The New York State Department of Health, having its principal office at Coming Tower, Room 2001, Empire State Plaza, Albany, NY 12237, (hereinafter referred to as the STATE), and WellCare of New York, Inc., (hereinafter referred to as the CONTRACTOR), to modify Contract Number C020454 by substituting the attached Appendix L "Approved Capitation Payment Rates," Schedule 1 of Appendix M "Service Area, Program Participation and Prepaid Benefit Package Optional Covered Services," and Schedule 2 of Appendix M "LDSS Election of Enrollment in Medicaid Managed Care for Foster Care Children and Homeless Persons." The effective date of these modifications is May 1, 2006.

All other provisions of said AGREEMENT shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT as of the dates appearing under

CONTRACTOR SIGNATURE	STATE AGENCY SIGNATURE
By: /s/ Todd S. Farha	By: /s/ Donna Frescatore
TODD S. FARHA	DONNA FRESCATORE

Title: PRESIDENT & CEO	Title: DEPUTY DIRECTOR, OMC
Date: June 19, 2006	Date: 7/7/06
State Agency Certification: In addition to the acceptance of this contract, I also certify that original copies of this signature page will be attached to all other exact copies of this contract

STATE OF FLORIDA
SS.:
County of HILLSBOROUGH

On the 19th  day of June  2006, before me personally appeared  Todd S. Farha  to me known, who being by me duly sworn, did depose and say that he/she resides at Tampa, Florida, , that he/she is the President & CEO of  WellCare of New York, Inc., the corporation described herein which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the board of directors of said corporation.

(Notary)
  /s/   Sara Gallo
Sara Gallo

STATE COMPTROLLER’S SIGNATURE	Title: State Comptroller
/s/ Illegible	Date: 7/31/06

APPENDIX L

Approved Capitation Payment Rates

APPENDIX L
May 1, 2006
L-l

WELLCARE OF NEW YORK, INC.

Medicaid Managed Care Rates

MMIS ID #: 01182503	Effective Date: 04/01/06
Approved by DOB: Yes	Region: Northeast
County: ALBANY
Reinsurance: No	Status: Mandatory

Premium Group	Rate Amount
TANF/SN <6mo M/F	$262.72
TANF/SN 6mo-14 F	$89.50
TANF/SN 15-20 F	$130.92
TANF/SN 6m-20 M	$87.34
TANF21+ M/F	$212.38
SN 21-29 M/F	$201.52
SN 30+ M/F	$365.32
SSI 6mo-20 M/F	$176.65
SSI 21-64 M/F	$493.40
SSI 65+ M/F	$438.91
Maternity Kick Payment	$5,097.14
Newborn Kick Payment	$1,734.99

Optional Benefits Offered:
☑ Emergency Transportation	☐ Dental
☑ Non-Emergent Transportation	☑ Family Planning

Box will be checked if the optional benefit is covered by the plan

WELLCARE OF NEW YORK, INC.

Medicaid Managed Care Rates

MMIS ID #: 01182503	Effective Date: 04/01/06
Approved by DOB: Yes	Region: Central
County: COLUMBIA
Reinsurance: No	Status: Mandatory

Premium Group	Rate Amount
TANF/SN <6mo M/F	$253.60
TANF/SN 6mo-14 F	$82.21
TANF/SN 15-20 F	$139.77
TANF/SN 6m-20 M	$82.59
TANF21+ M/F	$229.28
SN 21-29 M/F	$215.27
SN 30+ M/F	$368.73
SSI 6mo-20 M/F	$179.23
SSI 21-64 M/F	$474.37
SSI 65+ M/F	$392.42
Maternity Kick Payment	$5,466.64
Newborn Kick Payment	$1,980.01

Optional Benefits Offered:
☑ Emergency Transportation	☐ Dental
☑ Non-Emergent Transportation	☑ Family Planning

Box will be checked if the optional benefit is covered by the plan

WELLCARE OF NEW YORK, INC.

Medicaid Managed Care Rates

MMIS ID #: 01182503	Effective Date: 04/01/06
Approved by DOB: Yes	Region: Mid-Hudson
County: DUTCHESS
Reinsurance: No	Status: Voluntary

Premium Group	Rate Amount
TANF/SN <6mo M/F	$266.87
TANF/SN 6mo-14 F	$93.54
TANF/SN 15-20 F	$135.68
TANF/SN 6m-20 M	$103.07
TANF21+ M/F	$229.75
SN 21-29 M/F	$211.13
SN 30+ M/F	$429.08
SSI 6mo-20 M/F	$177.07
SSI 21-64 M/F	$488.19
SSI 65+ M/F	$425.44
Maternity Kick Payment	$5,651.55
Newborn Kick Payment	$2,276.59

Optional Benefits Offered:
☑ Emergency Transportation	☐ Dental
☐ Non-Emergent Transportation	☑ Family Planning

Box will be checked if the optional benefit is covered by the plan

WELLCARE OF NEW YORK, INC.

Medicaid Managed Care Rates

MMIS ID #: 01182503	Effective Date: 04/01/06
Approved by DOB: Yes	Region: Central
County: GREENE
Reinsurance: No	Status: Mandatory

Premium Group	Rate Amount
TANF/SN <6mo M/F	$251.40
TANF/SN 6mo-14 F	$80.40
TANF/SN 15-20 F	$137.50
TANF/SN 6m-20 M	$80.75
TANF21+ M/F	$226.45
SN 21-29 M/F	$212.51
SN 30+ M/F	$365.67
SSI 6mo-20 M/F	$176.18
SSI 21-64 M/F	$470.38
SSI 65+ M/F	$390.73
Maternity Kick Payment	$5,466.64
Newborn Kick Payment	$1,980.01

Optional Benefits Offered:
☑ Emergency Transportation	☐ Dental
☐ Non-Emergent Transportation	☑ Family Planning

Box will be checked if the optional benefit is covered by the plan

WELLCARE OF NEW YORK, INC.

Medicaid Managed Care Rates

MMIS ID #: 01182503	Effective Date: 04/01/06
Approved by DOB: Yes	Region: Mid-Hudson
County: ORANGE
Reinsurance: No	Status: Voluntary

Premium Group	Rate Amount
TANF/SN <6mo M/F	$263.72
TANF/SN 6mo-14 F	$92.78
TANF/SN 15-20 F	$132.60
TANF/SN 6m-20 M	$102.05
TANF21+ M/F	$226.38
SN 21-29 M/F	$206.72
SN 30+ M/F	$423.04
SSI 6mo-20 M/F	$173.29
SSI 21-64 M/F	$479.96
SSI 65+ M/F	$420.66
Maternity Kick Payment	$5,651.55
Newborn Kick Payment	$2,276.59

Optional Benefits Offered:
☐ Emergency Transportation	☐ Dental
☐ Non-Emergent Transportation	☑ Family Planning

Box will be checked if the optional benefit is covered by the plan

WELLCARE OF NEW YORK, INC.

Medicaid Managed Care Rates

MMIS ID #: 01182503	Effective Date: 04/01/06
Approved by DOB: Yes	Region: Northeast
County: RENSSELAER
Reinsurance: No	Status: Mandatory

Premium Group	Rate Amount
TANF/SN <6mo M/F	$260.53
TANF/SN 6mo-14 F	$87.69
TANF/SN 15-20 F	$128.66
TANF/SN 6m-20 M	$85.51
TANF21+ M/F	$209.55
SN 21-29 M/F	$198.76
SN 30+ M/F	$362.26
SSI 6mo-20 M/F	$173.61
SSI 21-64 M/F	$489.42
SSI 65+ M/F	$437.22
Maternity Kick Payment	$5,097.14
Newborn Kick Payment	$1,734.99

Optional Benefits Offered:
☑ Emergency Transportation	☐ Dental
☐ Non-Emergent Transportation	☑ Family Planning

Box will be checked if the optional benefit is covered by the plan

WELLCARE OF NEW YORK, INC.

Medicaid Managed Care Rates

MMIS ID #: 01182503	Effective Date: 04/01/06
Approved by DOB: Yes	Region: Northern Metro
County: ROCKLAND
Reinsurance: No	Status: Mandatory

Premium Group	Rate Amount
TANF/SN <6mo M/F	$247.24
TANF/SN 6mo-14 F	$87.55
TANF/SN 15-20 F	$111.50
TANF/SN 6m-20 M	$97.90
TANF21+ M/F	$190.15
SN 21-29 M/F	$262.49
SN 30+ M/F	$413.23
SSI 6mo-20 M/F	$176.29
SSI 21-64 M/F	$548.38
SSI 65+ M/F	$413.23
Maternity Kick Payment	$4,812.65
Newborn Kick Payment	$1,569.65

Optional Benefits Offered:
☑ Emergency Transportation	☐ Dental
☐ Non-Emergent Transportation	☑ Family Planning

Box will be checked if the optional benefit is covered by the plan

WELLCARE OF NEW YORK, INC.

Medicaid Managed Care Rates

MMIS ID #: 01182503	Effective Date: 04/01/06
Approved by DOB: Yes	Region: Mid-Hudson
County: ULSTER
Reinsurance: No	Status: Voluntary

Premium Group	Rate Amount
TANF/SN <6mo M/F	$263.72
TANF/SN 6mo-14 F	$92.78
TANF/SN 15-20 F	$132.60
TANF/SN 6m-20 M	$102.05
TANF21+ M/F	$226.38
SN 21-29 M/F	$206.72
SN 30+ M/F	$423.04
SSI 6mo-20 M/F	$173.29
SSI 21-64 M/F	$479.96
SSI 65+ M/F	$420.66
Maternity Kick Payment	$5,615.55
Newborn Kick Payment	$2,276.59

Optional Benefits Offered:
☐ Emergency Transportation	☐ Dental
☐ Non-Emergent Transportation	☑ Family Planning

Box will be checked if the optional benefit is covered by the plan

WELLCARE OF NEW YORK, INC.

Family Health Plus Rates

Effective April 1, 2006
					Optional Benefits covered
County	Adults with Children 19 - 64	Adults without Children 19 - 29	Adults without Children 30 - 64	Maternity Kick	Family Planning	Dental
ALBANY	$253.35	$250.47	$510.54	$5,097.14	Yes	Yes
COLUMBIA	$270.53	$258.71	$498.03	$5,466.64	Yes	Yes
DUTCHESS	$260.42	$291.38	$528.18	$5,651.55	Yes	Yes
GREENE	$270.53	$258.71	$498.03	$5,466.64	Yes	Yes
ORANGE	$260.42	$291.38	$528.18	$5,651.55	Yes	Yes
RENSSELAER	$253.35	$250.47	$510.54	$5,097.14	Yes	Yes
ROCKLAND	$256.16	$208.81	$471.77	$4,812.65	Yes	Yes
ULSTER	$260.42	$291.38	$528.18	$5,651.55	Yes	Yes
NEW YORK	$196.82	$151.39	$245.60	$5,114.41	Yes	Yes

APPENDIX M
Service Area, Benefit Options, and Enrollment Elections

APPENDIX M
May 1, 2006
M-l

Schedule 1 of Appendix M

Service Area, Program Participation and
Prepaid Benefit Package Optional Covered Services

1. Service Area

The Contractor's service area is comprised of the counties listed in Column A of this schedule in their entirety.

2. Program Participation and Optional Benefit Package Covered Services

a) For each county listed in Column A below, an entry of "yes" in the subsections of Columns B and C means the Contractor offers the MMC and/or FHPlus product and/or includes the optional service indicated in its Benefit Package.

b) For each county listed in Column A below, an entry of "no" in the subsections of Columns B and C means the Contractor does not offer the MMC and/or FHPlus product and/or does not include the optional service indicated in its Benefit Package.

c) In the schedule below, an entry of "N/A" means not applicable for the purposes of this Agreement.

3. Effective Date

The effective date of this Schedule is May 1, 2006.

Contractor: WellCare of New York, Inc.
Column A County	Column B Medicaid Managed Care					Column C FHPlus
	Contractor Participates	Dental	Family Planning	Non-Emergency Transportation	Emergency Transportation	Contractor Participates	Dental	Family Planning
Albany	Yes	No	Yes	Yes	Yes	Yes	Yes	Yes
Columbia	Yes	No	Yes	Yes	Yes	Yes	Yes	Yes
Dutchess	Yes	No	Yes	No	Yes	Yes	Yes	Yes
Greene	Yes	No	Yes	No	Yes	Yes	Yes	Yes
New York City - Bronx	N/A	N/A	N/A	N/A	N/A	Yes	Yes	Yes
New York City - Kings	N/A	N/A	N/A	N/A	N/A	Yes	Yes	Yes
New York City - New York	N/A	N/A	N/A	N/A	N/A	Yes	Yes	Yes
New York City - Queens	N/A	N/A	N/A	N/A	N/A	Yes	Yes	Yes

APPENDIX M
May 1, 2006
M-2

Contractor: WellCare of New York, Inc.
Column A County	Column B Medicaid Managed Care					Column C FHPlus
	Contractor Participates	Dental	Family Planning	Non-Emergency Transportation	Emergency Transportation	Contractor Participates	Dental	Family Planning
Orange	Yes	No	Yes	Yes	Yes	Yes	Yes	Yes
Rensselaer	Yes	No	Yes	Yes	Yes	Yes	Yes	Yes
Rockland	Yes	No	Yes	No	Yes	Yes	Yes	Yes
Ulster	Yes	No	Yes	No	No	Yes	Yes	Yes

APPENDIX M
May 1, 2006
M-3

Schedule 2 of Appendix M

LDSS Election of Enrollment in Medicaid Managed Care For Foster Care Children and Homeless Persons

1.
Effective May 1, 2006, in the Contractor's service area, Medicaid Eligible Persons in the following categories will be eligible for Enrollment in the Contractor's Medicaid Managed Care product at LDSS's option as described in (a) and (b) as follows, and indicated by an "X" in the chart below:

a) Options for foster care children in the direct care of LDSS:

i) Children in LDSS direct care are mandatorily enrolled in MMC (mandatory counties only);
ii) Children in LDSS direct care are enrolled in on a case by case basis in MMC (mandatory or voluntary counties);
iii) All foster care children are Excluded from Enrollment in MMC (mandatory or voluntary counties).

b) Options for homeless persons living in shelters outside of New York City:

i) Homeless persons are mandatorily enrolled in MMC (mandatory counties only);
ii) Homeless persons are enrolled in on a case by case basis in MMC (mandatory or voluntary counties);
iii) All homeless persons are Excluded from Enrollment in MMC (mandatory or voluntary counties).

c) In the schedule below, an entry of "N/A" means not applicable for the purposes of this Agreement.

Contractor: WellCare of New York, Inc.
County	Foster Care Children			Homeless Persons
	Mandatorily Enrolled	Enrolled on Case by Case Basis	Excluded from Enrollment	Mandatorily Enrolled	Enrolled on Case by Case Basis	Excluded from Enrollment
Albany		X			X
Columbia		X			X
Dutchess		X			X
Greene	X			X
Orange		X			X
Rensselaer		X			X
Rockland		X			X
Ulster			X		X

APPENDIX M
May 1, 2006
M-4